SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 26, 2008
  IONA Technologies PLC
(Exact Name of Registrant as Specified in its Charter)
            Ireland
(State or Other Jurisdiction of Incorporation)

000-29154	N/A

(Commission File Number)	(IRS Employer Identification No.)

The IONA Building, Shelbourne Road, Ballsbridge, Dublin 4, Ireland	N/A

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 353 1 637 2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1 Form of Non-Qualified Share Option Agreement under the IONA Technologies PLC 2006 Share Incentive Plan
EX-10.2 Form of Incentive Share Option Agreement under the IONA Technologies PLC 2006 Share Incentive Plan

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits:
10.1	Form of Non-Qualified Share Option Agreement under the IONA Technologies PLC 2006 Share Incentive Plan, filed herewith.

10.2	Form of Incentive Share Option Agreement under the IONA Technologies PLC 2006 Share Incentive Plan, filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IONA Technologies PLC
February 26, 2008	By:	/s/ Christopher M. Mirabile
Christopher M. Mirabile
Chief Financial Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Non-Qualified Share Option Agreement under the IONA Technologies PLC 2006 Share Incentive Plan, filed herewith.

10.2	Form of Incentive Share Option Agreement under the IONA Technologies PLC 2006 Share Incentive Plan, filed herewith.